SECURITY AGREEMENT
                               (Florida Property)

DEBTOR: ASSET INVESTORS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
                            3410 South Galena Street, Suite 210
                            Denver, Colorado 80231

                            and

                            COMMUNITY  SAVANNA CLUB JOINT VENTURE,
                            a Delaware  general  partnership  3410
                            South Galena Street, Suite 210
                            Denver, Colorado 80231

SECURED PARTY:              U. S. BANK NATIONAL ASSOCIATION
                            918 17th Street, Fifth Floor
                            Denver, Colorado 80202

DATE:                       April 7, 2000

         1. Grant of Security Interest and Collateral Assignment. As collateral security for the due and punctual payment and performance of the Obligations (as hereinafter defined), the Debtor hereby grants to the Secured Party, with full power and authority to exercise all rights and powers granted by the Debtor hereunder, a lien upon, and a security interest under the Uniform Commercial Code in effect in the State of Florida, as from time to time amended (the "UCC") to the extent that the same shall apply, in and to, and hereby collaterally assigns to the Secured Party, all of the Collateral, defined below, located in Port St. Lucie, St. Lucie County, Florida, to be identified as the "Savanna Club", and more particularly described on Exhibit A, attached hereto (collectively the "Real Property"). Debtor's personal property is more particularly described on Exhibit B, attached hereto (collectively the "Collateral"). The Real Property, together with the Collateral are collectively referred to herein as the "Property".

         2. Obligations Secured. "Obligations" shall mean the loan evidenced by the Revolving Promissory Note dated the date hereof in the principal amount of $15,000,000.00 payable by Debtor, AIOP Lost Dutchman Notes, L.L.C. ("AIOP") to the order of Secured Party ("Note"), including without limitation, any future advances, and any and all interest, commissions, obligations, liabilities, indebtedness, charges, and expenses now or hereafter chargeable against Debtor by Secured Party or owing by Debtor to Secured Party in connection with such loan, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, and the performance and fulfillment by Debtor of all of the terms, conditions, promises, covenants, and


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

provisions contained in this Agreement or in the Note or in any present or future agreement or instrument between Debtor and Secured Party evidencing or securing said Note, including the Mortgage, Security Agreement, Financing Statement and Absolute Assignment of Rents and Revenues, executed by Debtor simultaneously herewith (the "Mortgage") and the Line of Credit Agreement, executed by and between Debtor, AIOP, AIOP Florida Properties I, L.L.C., AIOP Florida Properties II, l.L.C. and Bank (the "Line of Credit Agreement"). Any capitalized terms used and not otherwise defined herein have the meanings given them in the Line of Credit Agreement. Any capitalized terms used and not otherwise defined herein or in the Line of Credit Agreement, shall have the meanings given to them in the UCC.

         3. Warranties and Covenants of the Debtor.

              (a) The Debtor has all power, statutory and otherwise, to execute and deliver this Agreement, to perform its obligations hereunder and to subject the Collateral to the security interest created hereby, all of which has been duly authorized by all necessary action. The execution and delivery of this Agreement, and the performance of this Agreement and the enforcement of the security interest granted hereby, will not result in any violation of or be in conflict with or constitute a default under any term of any agreement or instrument, or, to the best of the knowledge of the Debtor, any judgment, decree, order, law, statute, rule or governmental regulation applicable to this Debtor or the Collateral.

              (b) The Debtor is the sole record and beneficial owner of the Collateral, and neither the Collateral nor the proceeds thereof are subject to any pledge, lien, security interest, charge or encumbrance except (i) the lien created pursuant to this Agreement, and (ii) the lien of the UCC financing statement delivered by the Debtor to the Secured Party with respect thereto. The Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein.

              (c) The Collateral shall be located at the Debtor's places of business shown above or at the Property. Debtor shall not remove the Collateral from either of said locations without the prior written consent of the Secured Party except as contemplated by paragraph 3(g) below. Debtor shall notify Secured Party of any change in its place of business prior to making the change.

              (d) Debtor shall pay all taxes and assessments of every nature which may be levied or assessed against the Collateral.

              (e) The Debtor shall keep the Collateral at all times insured against risk of loss or damage by fire (including so-called extended coverage), theft and such other casualties as the Secured Party may reasonably require, all in such amounts, under such forms of policies, upon such terms, for such periods and written by such companies or underwriters as the Secured Party may approve in its reasonable discretion, losses in all cases to be payable to the Secured Party and the Debtor as their interests may appear. All policies of insurance shall provide for at least fifteen (15) days' prior written notice of


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

cancellation to the Secured Party; and the Debtor shall furnish the Secured Party with an appropriate renewal policy certified by Debtor as complete and accurate to assure compliance with the provisions of this paragraph.

              (f) The Collateral is in good condition. At Debtor's expense, Debtor shall keep the same in good condition, ordinary wear and tear excepted, and from time to time shall replace and repair all such parts of the Collateral as may be broken, worn out, or damaged without allowing any lien to be created upon the Collateral on account of such replacement or repairs, and shall not waste or destroy the Collateral. The Secured Party may examine and inspect the Collateral at any time, wherever located.

              (g) Debtor shall not sell, lease, convey, encumber or in any manner transfer, without the prior written consent of Secured Party, any tangible personal property now or hereafter owned by Debtor and attached to or contained in and used in connection with the operation of the mobile home park known as the Savanna Club, or otherwise forming a part of the Collateral (except such tangible personal property as is discarded as obsolete or damaged and is replaced by substitute items having equivalent or greater book value).

              (h) Debtor shall not use the Collateral in violation of any applicable statutes, regulations or ordinances.

              (i) The Debtor's operating agreement does not prohibit any term or condition of this Agreement, and when executed, this Agreement shall be a binding obligation of the Debtor.

              (j) Debtor shall notify Secured Party, in writing, prior to the time Debtor changes its name, identity or limited partnership structure.

              (k) The Collateral is used or bought primarily for use in business.

              (l) Debtor shall: (i) collect its rents and income in the ordinary course of business; and (ii) furnish Secured Party with financial information as required by Section 5.1 of the Line of Credit Agreement.

              (m) After an Event of Default as defined in the Line of Credit Agreement or the appointment of a receiver as provided therein, Debtor agrees that Secured Party shall have full power to notify tenants, collect, compromise, endorse, sell or otherwise deal with proceeds in its own name or that of Debtor at any time. Secured Party may apply cash proceeds to the payment of any Obligations, or may release such cash proceeds to Debtor.

         4. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default under this Agreement:

              (a) Default in the payment or performance of any monetary obligation contained or referred to herein or in the Note or in the Mortgage securing the same beyond any applicable grace period specified therein;

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

              (b) Uninsured loss, theft, damage, or destruction of any material portion of the Collateral; sale or encumbrance of any of the Collateral; or the making of any levy, seizure or attachment thereof or thereon;

              (c) Default in the due performance or observance of any term, covenant or agreement on Debtor's part to be performed or observed pursuant to any of the provisions of this Agreement, other than payment and performance of any monetary obligation, and such non-monetary default shall continue beyond a period of thirty (30) days after written notice of the Default being sent to Debtor by Secured Party; or

              (d) The occurrence of an Event of Default under the Line of Credit Agreement or the Mortgage, or under any other document securing the Note.

         5. Rights Upon an Event of Default. Upon the occurrence of an Event of Default and at any time thereafter, and whether or not the Secured Party shall declare any or all of the Obligations to be immediately due and payable in the manner and with the effect stated in the Mortgage, then and in such event:

              (a) The Secured Party may foreclose upon and take possession of the Collateral and may exclude the Debtor, and all persons claiming by, through or under the Debtor, from possession thereof, and may assign the Collateral to a nominee or a third party. In connection herewith the Secured Party or any third party assignee or nominee of the Secured Party shall have the right to exercise, in the name of the Debtor, the Debtor's rights and powers with respect to the Collateral.

              (b) The Secured Party shall have all rights and remedies of a secured party available under the UCC and any other rights and remedies available under this Agreement and under the Mortgage and any other documents securing the Note or at law or in equity.

              (c) The Debtor hereby agrees that if notice of sale or other disposition of the Collateral is given in the manner and to the address or addresses then required pursuant to the Mortgage at least five (5) business days before the time of the sale or other disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for the giving of said notice, whether required by the UCC, any other law or otherwise. Any sale or disposition may occur by private proceedings at Secured Party's election, and Debtor acknowledges that, due to the nature of the Collateral and its essential relationship to the operation of the facility, Secured Party may buy at any such private sale.

              (d) Secured Party shall have the right, power and authority to sell the Collateral or any part thereof at public or private sale for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party may be the purchaser of any and all of the Collateral so sold, in such manner and order as Secured Party may in its sole discretion elect. Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Any such public sale shall be held at such time or times, within ordinary


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

business hours, and at such place or places, as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Each and every method of disposition described in this paragraph shall constitute disposition in a commercially reasonable manner.

              (e) In conjunction therewith, in addition to or in substitution for those rights and remedies and the rights and remedies provided for herein:

                 (i) It shall not be necessary that the Collateral or any part thereof be present at the location of such sale.

                 (ii) The sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder or with respect to the Collateral, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the indebtedness secured hereby, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made.

                 (iii) In the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder.

                 (iv) Any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any sale hereunder as to nonpayment of the indebtedness or as to the occurrence of a Default, or as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, as to any other act or thing having been duly done by Secured Party shall be taken as prima facie evidence of the truth of the facts so stated and recited.

                 (v) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any such sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party.

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

              (f) The proceeds of any sale or other disposition or collection of or other realization upon all or any part of the Collateral shall be applied in the following order of priority: first, to pay the costs and expenses of collection, custody, sale or other disposition or delivery (including, without limitation, reasonable legal costs and reasonable attorneys' fees) and all other charges incurred by the Secured Party with respect to the Collateral; second, to the payment of the Obligations in such order as the Secured Party may, in its sole discretion, determine; and third, to pay any surplus to the Debtor or to any person or party lawfully entitled thereto, or as a court of competent jurisdiction may direct.

              (g) Secured Party may use or operate the Collateral for the purpose of preserving it or its value. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Expenses of retaking, holding, preparing for sale, selling, or costs and expenses in enforcing this Agreement, or the like shall include Secured Party's reasonable attorneys' fees and legal expenses, and the same, together with all advances made by Secured Party on behalf of the Debtor, shall be part of the Obligations secured hereby. Debtor shall be liable to Secured Party for any deficiency.

         6. Release of Collateral. If the Obligations are fully paid and discharged, all Collateral held hereunder shall be returned to the Debtor by the Secured Party promptly upon demand, all requisite termination statements under the UCC shall be executed and delivered to the Debtor by the Secured Party, and the Secured Party shall take such other action in connection with such discharge as the Debtor may reasonably request.

         7. Further Agreements. The Debtor has previously executed and delivered to the Secured Party financing statements pursuant to the UCC covering that portion of the Collateral for which a security interest may be perfected by filing. The Debtor shall, upon request of the Secured Party, promptly make, execute and deliver to the Secured Party, from time to time, a listing of the specific Collateral, including personal property, goods, equipment, furnishings, furniture acquired and/or owned in connection with the hotel, and such other and further financing statements, instruments, documents and certificates, and perform such other and further acts and assurances, as the Secured Party may request to perfect, to maintain the priority of, or from time to time, to renew, such security interests, to confirm or more fully perfect the rights granted hereby, or in any way to assure the Secured Party all of its rights hereunder. The Debtor shall pay the costs of all filings and recordings in public offices of record, and shall, upon request of the Secured Party, make, execute and deliver such other and further instruments, and take such other and further actions, as the Secured Party may deem necessary or appropriate to enable it to realize upon the Collateral, to exercise fully its rights hereunder, and to ratify and confirm any sale hereunder.

         8. Indemnification; Waivers. The Debtor shall indemnify and hold harmless the Secured Party from any and all liability or damage which the Secured Party may incur in the exercise and performance, in good faith, of any of its powers and duties specifically set forth herein, but not for any liability or damage incurred on account of the gross negligence or willful


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

misconduct of the Secured Party; provided, however, that Debtor shall not indemnify Secured Party from and against claims asserted by third parties as a consequence of the Secured Party's negligence or misconduct. No delay or omission on the part of the Secured Party in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any such future occasion. No course of dealing between the Debtor and the Secured Party nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under any of the Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or in the exercise of any other right, power or privilege. The Secured party shall be under no duty or liability with respect to the Collateral other than to use reasonable care in the custody of any Collateral while in its possession and shall not be liable for any failure to take action necessary to preserve rights against prior or other parties on any instrument constituting the Collateral.

         9. Further Transfers Prohibited. The Debtor covenants and agrees that it will not, at any time during the term of this Agreement, except as contemplated by paragraph 3(g) hereof, further convey or encumber the Collateral in any manner whatsoever; and the Debtor agrees that it will do all things necessary to maintain the enforceability and priority of the Secured Party's security interest in the Collateral.

         10. Notices. Any and all notices, demands, consents, and other communications required or permitted under this Agreement shall be deemed adequately given only if given in the manner and to the addresses provided in the Mortgage.

         11. General Provisions.

              (a) No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. The taking of this Security Agreement shall not waive or impair any other security said Secured Party may have or hereafter acquire for the payment of the above indebtedness, nor shall the taking of any such additional security waive or impair this Security Agreement; but said Secured Party may resort to any security it may have in the order it may deem proper, and notwithstanding any collateral security, Secured Party shall retain its rights of setoff against Debtor.

              (b) At its option, but without obligation to the Debtor, the Secured Party may discharge taxes, liens, or security interests or other encumbrances at any time levied or placed on the Collateral, may place and pay for insurance thereon, may order and pay for the repair, maintenance and preservation thereof and may pay any necessary filing or recording fees. The Debtor agrees to reimburse the Secured Party on demand for payment made or any expense incurred by the Secured Party pursuant to the foregoing authorization.

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

              (c) Until the occurrence of a Default, Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Agreement or any policy of insurance thereon, and upon the occurrence of a Default, Secured Party shall have immediate right to possession of the Collateral, provided, however, that Secured Party may perfect its interest in the Collateral by possession.

              (d) All rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns; and all promises and duties of Debtor shall bind its legal representatives, successors or assigns.

              (e) Except as may be otherwise provided by the UCC, Debtor releases Secured Party from all claims for loss or damage caused by any act or omission on the part of Secured Party, its officers, agents and employees, except gross negligence or willful misconduct.

              (f) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado except to the extent that the laws of the State of Florida regarding the creation, perfection and realization upon the security interests and liens hereunder require the application of the State in which the Property is located. Further, the place where this Agreement is entered into and the place of performance and transaction of business shall be deemed to be the State of Colorado.

              (g) Unless the context otherwise requires, all terms used herein which are defined in the Florida Uniform Commercial Code, shall have the meaning therein stated.

         DATED effective the 7 day of April, 2000.

                                    DEBTOR:

                                    ASSET INVESTORS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

                                    By:  ASSET INVESTORS CORPORATION, a Delaware
                                         corporation, General Partner


                                         By:   /s/David M. Becker
                                              ----------------------------
                                              David M. Becker
                                              Chief Financial Officer



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


                                    COMMUNITY SAVANNA CLUB JOINT VENTURE, a
                                    Delaware general partnership

                                         By:  AIOP FLORIDA PROPERTIES I, L.L.C.,
                                              a Delaware limited liability
                                              company, Managing General Partner

                                              By:  ASSET INVESTORS OPERATING
                                                   PARTNERSHIP, L.P., a Delaware
                                                   limited partnership, Sole
                                                   Member and Manager

                                                   By:  ASSET INVESTORS
                                                        CORPORATION, a  Delaware
                                                        corporation, General
                                                        Partner


                                                        By:  /s/David M. Becker
                                                            --------------------
                                                             David M. Becker
                                                             Chief Financial
                                                             Officer


                                    SECURED PARTY:

                                    U. S. BANK NATIONAL ASSOCIATION



                                    By:   /s/Cyd Petre
                                        ---------------------
                                        Cyd Petre, Vice President

STATE OF COLORADO                           )
                                            )        ss.
COUNTY OF DENVER                            )

         The foregoing instrument was acknowledged before me this 7 day of April, 2000, by David M. Becker as Chief Financial Officer of Asset Investors Corporation, a Delaware corporation, as general partner of Asset Investors Operating Partnership, L.P., a Delaware limited partnership.

         Witness my hand and official seal.

         My commission expires:  12/7/2000

                                                            /s/Pam J. Finch
                                                         -----------------------
                                                             Notary Public
( S E A L )



STATE OF COLORADO                           )
                                            )        ss.
COUNTY OF DENVER                            )

         The foregoing instrument was acknowledged before me this 7 day of April, 2000, by David M. Becker as Chief Financial Officer of Asset Investors Corporation, a Delaware corporation, as general partner of Asset Investors Operating Partnership, L.P., a Delaware limited partnership, as Sole Member and Manager of AIOP Florida Properties I, L.L.C., as Managing General Partner of Community Savanna Club Joint Venture, a Delaware general partnership.

         Witness my hand and official seal.

         My commission expires:     12/7/2000

                                                             /s/Pam J. Finch
                                                         -----------------------
                                                             Notary Public
( S E A L )

STATE OF COLORADO                                    )
                                                     )    ss.
COUNTY OF DENVER                                     )

     The foregoing instrument was acknowledged before me this 7 day of April, 2000, by Cyd Petre as Vice President of U. S. Bank National Association.

         Witness my hand and official seal.

         My commission expires:    12/7/2000

                                                            /s/Pam J. Finch
                                                         -----------------------
                                                             Notary Public
( S E A L )



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